     THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about what action to take, you should immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

     If you have sold all your American Depositary Shares ('ADSs') in Empresa Nacional de Electricidad S.A. (the 'COMPANY' or 'ENDESA-CHILE'), please send this ADS Letter of Transmittal together with the accompanying documents as soon as possible to the purchaser of your ADSs or to the stockbroker, bank or other agent through whom the sale was effected for transmission to such purchaser.

     This document should be read in conjunction with the U.S. Offer to Purchase dated February 25, 1999 (the 'U.S. OFFER TO PURCHASE'), as amended and supplemented by the Supplement thereto (the 'SUPPLEMENT') dated April 19, 1999. The definitions used in the U.S. Offer to Purchase apply in this ADS Letter of Transmittal. All terms and conditions contained in the U.S. Offer to Purchase as amended and supplemented by the Supplement, which are applicable to the U.S. Offer (as defined in the U.S. Offer to Purchase) for ADSs are deemed to be incorporated in and form part of this ADS Letter of Transmittal.

                           ADS LETTER OF TRANSMITTAL
                 TO TENDER AMERICAN DEPOSITARY SHARES ('ADSs')
                  (EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS)
                                       OF
                     EMPRESA NACIONAL DE ELECTRICIDAD S.A.
                     PURSUANT TO THE U.S. OFFER TO PURCHASE
                            DATED FEBRUARY 25, 1999
                                      AND
                  THE SUPPLEMENT THERETO DATED APRIL 19, 1999
                                       BY
                       DUKE ENERGY INTERNATIONAL, L.L.C.
                     A WHOLLY-OWNED, INDIRECT SUBSIDIARY OF
                            DUKE ENERGY CORPORATION

THE U.S. OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON THURSDAY, APRIL 29, 1999, UNLESS THE U.S. OFFER IS
                                   EXTENDED.

                   THE RECEIVING AGENT FOR THE U.S. OFFER IS:
                        HARRIS TRUST COMPANY OF NEW YORK

                By Mail:                            Facsimile Transmission:                 By Hand or Overnight Courier:
           Wall Street Station                          (212) 701-7636                             88 Pine Street
              P.O. Box 1023                             (212) 701-7637                               19th Floor
      New York, New York 10268-1023                                                           New York, New York 10005

                          For Confirmation Telephone:
                                 (212) 701-7624

     DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE RECEIVING AGENT.

     THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ADS LETTER OF TRANSMITTAL IS COMPLETED.

     THIS ADS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TENDERING ADRs (AS DEFINED BELOW) EVIDENCING ADSs REPRESENTING SHARES (AS DEFINED BELOW). DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING SHARES.

     Shares of common stock, no par value (the 'SHARES'), of the Company, except insofar as they are represented by ADSs, cannot be tendered by means of this ADS Letter of Transmittal. If you hold Shares which are not represented by ADSs and you are not a Chilean Person or holding beneficially for a Chilean Person, you can obtain a Form of Acceptance for tendering those Shares from the Information Agent or the Dealer Manager. See Instruction 10 of this ADS Letter of Transmittal. Shares beneficially owned or held of record by persons who are Chilean Persons cannot be tendered pursuant to the U.S. Offer and can only be tendered pursuant to the concurrent Chilean Offer. Information on the Chilean Offer may be obtained from Molina y Asociados Asesoria y Servicios Limitada, Santo Domingo 1141, Piso 5, Santiago, Chile (tel: (011-56-2) 671-0265) and Asesoria e Inversiones Alcaino Limitada, Luis Tahayer Ojeda 0130, Oficina 311, Providencia, Santiago, Chile (tel: (011-56-2) 365-1747).

     All ADS Letters of Transmittal, American Depositary Receipts ('ADRs') evidencing ADSs and other required documents delivered to the Receiving Agent by holders of ADSs will be deemed (without any further action by the Receiving Agent) to constitute acceptance by such holders of the U.S. Offer with respect to such ADSs (and the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase dated February 25, 1999, as amended and supplemented by the Supplement, any other supplements or amendments thereto, and this revised ADS Letter of Transmittal.

     Holders of ADSs purchased in the U.S. Offer will receive the purchase price for such securities in cash by check or, in the case of ADSs held through a Book-Entry Transfer Facility, by means of delivery of funds to the account maintained at the Book-Entry Transfer Facility by the participant which has tendered the ADS.

     This revised ADS Letter of Transmittal (or the original ADS Letter of Transmittal) is to be used either if ADRs evidencing ADSs are to be forwarded herewith (or therewith) or if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility and pursuant to the procedures for book-entry transfer set forth under Section 4 of the U.S. Offer to Purchase as modified by Section 2 of the Supplement. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE RECEIVING AGENT.

     In the event of an inconsistency between the terms and procedures in the ADS Letters of Transmittal and the U.S. Offer to Purchase as modified by the Supplement, the terms and procedures in the U.S. Offer to Purchase as modified by the Supplement shall govern. Please contact the Information Agent to discuss any inconsistency.

                          DESCRIPTION OF ADSs TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

---------------------------------------------------------------------------------------------------------------------------------
           NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                  ADSs TENDERED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON ADS(S))            (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL NUMBER OF ADSs   NUMBER OF ADSs
                                                                     ADR SERIAL NUMBER(S)     EVIDENCED BY ADRs       TENDERED*
                                                                     ------------------------------------------------------------
                                                                     ------------------------------------------------------------
                                                                     ------------------------------------------------------------
                                                                     ------------------------------------------------------------
                                                                     ------------------------------------------------------------
                                                                     ------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all ADSs delivered to the Receiving Agent are being tendered. See Instruction 4.

You must complete the Box headed 'Sign Here' in accordance with the instructions set out therein and, if appropriate, the Boxes headed 'Special Delivery Instructions' and 'Special Issuance Instructions'.


     Holders of ADSs whose ADRs are not immediately available or who cannot deliver their ADSs and all other documents required by this ADS Letter of Transmittal to the Receiving Agent, or complete the procedures for book-entry transfer on or prior to the expiration of the U.S. Offer may tender their ADSs by following the Guaranteed Delivery Procedures set forth under Section 4 of the U.S. Offer to Purchase as modified by Section 2 of the Supplement. See Instruction 2 of this ADS Letter of Transmittal.

[ ] CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE RECEIVING AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution .........................................

         Account No. at DTC ....................................................

         Transaction Code No. ..................................................

[ ] CHECK BOX IF TENDERED ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE RECEIVING AGENT AND COMPLETE THE
    FOLLOWING:

         Name(s) of Registered Owner(s) ........................................

         Date of Execution of Notice of Guaranteed Delivery ....................

         Name of Institution that Guaranteed Delivery ..........................

    If delivery is by book-entry transfer:

         Name of Tendering Institution .........................................

         Account No. at DTC ....................................................

         Transaction Code No. ..................................................

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     To: Harris Trust Company of New York, as Receiving Agent:

     The undersigned hereby instructs the Receiving Agent to accept the U.S. Offer on behalf of the undersigned with respect to the above described ADSs (which expression shall in this ADS Letter of Transmittal, except where the context otherwise requires, be deemed to include, without limitation, the Shares represented thereby), subject to the terms and conditions set forth in the U.S. Offer to Purchase, the Supplement, any further supplements or amendments thereto, and this ADS Letter of Transmittal. The undersigned hereby acknowledges that delivery of this revised (or the original) ADS Letter of Transmittal and of the ADSs and other required documents delivered to the Receiving Agent in connection herewith (or therewith) will be deemed (without any further action by the Receiving Agent) to constitute acceptances of the U.S. Offer by the undersigned with respect to such ADSs, subject to the rights of withdrawal set out in 'Section 5. Withdrawal Rights' in the U.S. Offer to Purchase as amended by the Supplement and the terms and conditions set forth in this ADS Letter of Transmittal.

     The undersigned understands that acceptance of the U.S. Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the U.S. Offer.

     The undersigned hereby delivers to the Receiving Agent for tender to the Purchaser the above-described ADSs, in accordance with the terms and conditions of the U.S. Offer to Purchase, the Supplement, any supplements or amendments thereto, and this ADS Letter of Transmittal.

     Upon the terms of the U.S. Offer (including, if the U.S. Offer is extended or amended, the terms and conditions of any such extensions or amendments), the undersigned hereby:

          (i) sells, assigns and transfers to the Purchaser all right, title and interest in and to all the ADSs being tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs); and

          (ii) irrevocably constitutes and appoints the Receiving Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs (and any such other securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver ADRs for such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) or transfer the ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Purchaser and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and any such other securities or rights issued or issuable in respect of such ADSs), all in accordance with the terms of the U.S. Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby (and any and all other ADSs or other securities issued or issuable in respect thereof) and that when the same are purchased by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Receiving Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby (and any and all other securities or rights issued or issuable in respect of such ADSs).

     The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, the Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

     The undersigned undertakes, represents and warrants that if any provision of this revised (or the original) ADS Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford the Purchaser or the Receiving Agent or their respective agents the benefit of the authority expressed to be given in this ADS Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and things and execute all such documents as may be required to enable the Purchaser or the Receiving Agent to secure the full benefits of this ADS Letter of Transmittal.

     The undersigned hereby represents and warrants that he/she/it is not a Chilean Person as such term is defined in the U.S. Offer to Purchase.

     All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this revised (or the original) ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the U.S. Offer to Purchase and the Supplement, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled 'Special Issuance Instructions,' the undersigned hereby instructs the Purchaser to:

          (i) issue the check for the purchase price for the ADSs accepted for purchase, and/or

          (ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase,

in the name(s) of the registered holder(s) appearing herein in the box entitled 'Description of ADSs Tendered.'

     Similarly, unless otherwise indicated herein in the box entitled 'Special Delivery Instructions,' the undersigned hereby instructs the Purchaser to:

          (i) mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or

          (ii) return, or cause to be returned, any ADRs evidencing ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate),

to the address(es) of the registered holder(s) appearing herein in the box entitled 'Description of ADSs Tendered.'

     In the event that both the 'Special Delivery Instructions' and the 'Special Issuance Instructions' are completed, the undersigned hereby instructs the Purchaser to:

          (i) issue the check for the purchase price for the ADSs accepted for purchase, and/or

          (ii) issue, or cause to be issued, any ADRs evidencing ADSs not tendered or accepted for purchase in the name(s) of the person or persons so indicated, and

          (iii) mail, or cause to be mailed, the check for the purchase price for the ADSs accepted for purchase, and/or

          (iv) return, or cause to be returned, any ADRs evidencing any ADSs not tendered or accepted for purchase (and accompanying documents, as appropriate)

to the address(es) of the person or persons so indicated.

     In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Purchaser to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (a) the purchase price for the ADSs accepted for purchase, and (b) any ADSs not accepted for purchase. The undersigned recognizes that the Purchaser will not transfer any ADSs from the name of the registered holder thereof if the Purchaser does not accept for purchase any of the ADSs so tendered.

     The terms and conditions of the U.S. Offer contained in the U.S. Offer to Purchase and the Supplement, as from time to time further supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

     THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF THE CONSIDERATION PURSUANT TO THE U.S. OFFER SHALL NOT BE MADE, UNTIL THE ADSs BEING TENDERED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE RECEIVING AGENT AS PROVIDED IN THE U.S. OFFER TO PURCHASE, THE SUPPLEMENT AND THIS ADS LETTER OF TRANSMITTAL.

     Unless you complete the 'Special Delivery Instructions' Box, the address of the holder inserted in the Box entitled 'Description of ADSs Tendered' is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

[ ] Check here if any of the ADRs representing ADSs that you own have been lost or destroyed (see Instruction 11).
Number of ADSs represented by lost or destroyed ADR(s):_________________________

            SPECIAL ISSUANCE INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, 6 AND 7)

[ ] Check box ONLY if the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned.
Issue check and/or certificate(s) to:

Name..................................................
     (PLEASE PRINT: FIRST, MIDDLE AND LAST NAME)

Address...............................................

 ......................................................
                      (ZIP CODE)

 ......................................................
    (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)



            SPECIAL DELIVERY INSTRUCTIONS
           (SEE INSTRUCTIONS 1, 5, 6 AND 7)

[ ] Check box ONLY if the check for the purchase price with respect to ADSs accepted for payment (less the amount of any federal income and backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail check and/or certificate(s) to:

Name..................................................
     (PLEASE PRINT: FIRST, MIDDLE AND LAST NAME)

Address...............................................

 ......................................................
                      (ZIP CODE)

                                                 SIGN HERE
                                 (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

 ...........................................................................................................

 ...........................................................................................................
                                         (SIGNATURE(S) OF OWNER(S))

Dated:  ................................................................................................ 199
(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) evidencing the ADS(s) or by person(s) to whom ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith.)

If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.

Name(s) ....................................................................................................

 ...........................................................................................................
                                               (PLEASE PRINT)

Capacity (full title) ......................................................................................

Address ....................................................................................................

 ...........................................................................................................
                                            (INCLUDING ZIP CODE)

Area Code and Telephone No. ................................................................................

Employer Identification No. or
Social Security No. ........................................................................................
                                         (SEE SUBSTITUTE FORM W-9)

                                         GUARANTEE OF SIGNATURE(S)
                                 (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature .......................................................................................

Name .......................................................................................................
                                               (PLEASE PRINT)

Name of Firm ...............................................................................................

Address ....................................................................................................
                                            (INCLUDING ZIP CODE)

Area Code and Telephone No. ................................................................................

Dated: .....................................................................................................

---------------------------------------------------------------------------------------------------------------------
                                      PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
---------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT         Social security number or
 FORM W-9                        RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        Employer identification number
 DEPARTMENT OF THE
 TREASURY                                                                                  -----------------------
 INTERNAL REVENUE SERVICE        ------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER    PART 2 -- Awaiting TIN [ ]
 IDENTIFICATION NUMBER
 ('TIN')
---------------------------------------------------------------------------------------------------------------------


   PART 3 -- CERTIFICATION -- Under the penalties of perjury, I certify that:
   (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be assigned to me), and
   (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the 'IRS') that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
   Certification Information -- You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax returns.
   However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

   Name ...............................................................................................................
                                                      (PLEASE PRINT)

   Name ...............................................................................................................
                                                   (INCLUDING ZIP CODE)

   Signature ..................................................  Date .................................................

    ...................................................................................................................

                            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                                             IN PART 2 OF SUBSTITUTE FORM W-9
                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a)
   I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
   Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 2 (and have completed this
   Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Receiving Agent with a properly certified taxpayer identification number will be subject to a 31%
   back-up withholding tax.

   Signature ..................................................  Date .................................................


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACK-UP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE U.S. OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

           FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchanges Medallion Program (an 'ELIGIBLE INSTITUTION'). Signatures on this revised (or the original) ADS Letter of Transmittal need not be guaranteed (a) if this revised (or the original) ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered herewith and such holder(s) have not completed either the box entitled 'Special Delivery Instructions' or the box entitled 'Special Issuance Instructions' on the ADS Letters of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF ADS LETTER OF TRANSMITTAL AND ADSs. This revised (or the original) ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith. An Agent's Message must be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the Receiving Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth under Section 4 of the U.S. Offer to Purchase as modified by Section 2 of the Supplement. ADRs evidencing ADSs or confirmation of any book-entry transfer into the Receiving Agent's account at the Book-Entry Transfer Facility of ADSs delivered electronically, as well as a properly completed and duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this ADS Letter of Transmittal, must be delivered to the Receiving Agent at one of its addresses set forth herein prior to the Expiration Date or the tendering ADS holder must comply with the ADS Guaranteed Delivery Procedures set forth below and as provided in Section 4 of the U.S. Offer to Purchase as modified by
Section 2 of the Supplement. If ADRs are forwarded to the Receiving Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

     ADS holders whose ADRs are not immediately available or who cannot deliver their ADRs and all other required documents to the Receiving Agent or complete the procedures for book-entry transfer prior to the Expiration Date, as the case may be, may tender their ADSs by properly completing and duly executing the ADS Notice of Guaranteed Delivery pursuant to the ADS Guaranteed Delivery Procedures set forth under Section 4 of in the U.S. Offer to Purchase as modified by
Section 2 of the Supplement. Pursuant to the Guaranteed Delivery Procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed ADS Notice of Guaranteed Delivery substantially in the form provided by the Purchaser, or a message transmitted through the Book-Entry Transfer Facility pursuant to which the participant agrees to be bound by the terms of the ADS Notice of Guaranteed Delivery must be received by the Receiving Agent prior to the termination of the U.S. Offer, as the case may be, and (c) ADRs evidencing all tendered ADSs together with a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantees and any other required documents or, in the case of ADSs held in book-entry form, a timely confirmation of the book-entry transfer of such ADSs into the Receiving Agent's account at the Book-Entry Transfer Facility together with an Agent's Message (as defined below), must be received by the Receiving Agent within THREE New York Stock Exchange trading days after the date of execution of such ADS Notice of Guaranteed Delivery.

     The term 'AGENT'S MESSAGE' means a message transmitted by means of the Book-Entry Transfer Facility to, and received by, the Receiving Agent and forming a part of a Book-Entry Confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of the ADS Letters of Transmittal and that the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDERS OF ADSs. ADRs WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE RECEIVING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional ADSs will be purchased. By executing this revised (or the original) ADS Letter of Transmittal (or facsimile thereof), all tendering ADSs holders waive any right to receive any notice of the acceptance of their ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial number of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs tendered should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS. If fewer than all the ADSs evidenced by ADRs delivered to the Receiving Agent are to be tendered, fill in the number of ADSs which are to be tendered in the box entitled 'Number of ADSs Tendered'. In such case, a new ADR for the untendered ADSs represented by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box entitled 'Special Delivery Instructions' on this ADS Letter of Transmittal, as soon as practicable after the date such ADSs are accepted for payment. All ADSs delivered to the Receiving Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON ADS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

     If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this ADS Letter of Transmittal.

     If any of the ADSs tendered in the U.S. Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

     If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors. administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to act must be submitted.

     If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless ADSs (evidenced by ADRs) and/or delivery of ADRs for ADSs not tendered or accepted for exchange are to be issued to a person other than the registered holder(s). Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

     If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signatures on such ADRs or stock power must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of ADSs to it or its offer pursuant to the U.S. Offer. If, however, payment of the purchase price is to be made to, or if ADSs not tendered or accepted for payment are to be registered in the name of, any persons other than the registered holder(s) or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the purchase price for ADSs accepted for purchase and/or ADRs evidencing ADSs not accepted for purchase is or are to be issued in the name of a person other than the signer of this ADS Letter of Transmittal or if such purchase price is to be sent and/or such ADRs are to be returned to a person other than the signer of this ADS Letter of Transmittal or to an address other than that indicated in the box entitled 'Description of ADSs Tendered', the appropriate 'Special Delivery

Instructions' box and/or the 'Special Issuance Instruction' box on this ADS Letter of Transmittal should be completed.

     8. WAIVER OF CONDITIONS. The Purchaser, in accordance with the terms of the U.S. Offer, has reserved the right to waive or vary all or any of the conditions, in whole or in part. See Section 15 of the U.S. Offer to Purchase and Section 7 of the Supplement.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Holders of ADSs must use either an ADS Letter of Transmittal or an ADS Notice of Guaranteed Delivery in order to tender their ADSs and accept the U.S. Offer. Holders of ADSs who deliver an ADS Notice of Guaranteed Delivery to accept the U.S. Offer must deliver an ADS Letter of Transmittal at a later date when delivering ADSs to the Receiving Agent. Beneficial holders or holders of record of Shares who are U.S. persons or other non-Chilean Persons must use the Form of Acceptance in order to tender their Shares and accept the U.S. Offer. Holders of Shares who are U.S. persons or non-Chilean Persons will not be allowed to participate in the Chilean Offer and must tender in the U.S. Offer. Holders of Shares may not tender Shares pursuant to this ADS Letter of Transmittal except insofar as they are represented by ADSs. Beneficial holders or holders of record of Shares who are Chilean Persons may not tender their Shares pursuant to the U.S. Offer. Questions and requests for assistance or additional copies of the U.S. Offer to Purchase, the Supplement, this revised ADS Letter of Transmittal or the revised ADS Notice of Guaranteed Delivery may be directed to the Dealer Manager or to the Information Agent at their addresses and telephone numbers set forth at the end of this ADS Letter of Transmittal.

     10. HOLDERS OF SHARES. Holders of Shares who are U.S. Persons or other non-Chilean Persons have been sent with the U.S. Offer to Purchase a Form of Acceptance and may not tender Shares pursuant to this ADS Letter of Transmittal. If any such holder of Shares which are not represented by ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the Dealer Manager or the Information Agent at their addresses and telephone numbers set forth at the end of this ADS Letter of Transmittal. Shares beneficially owned or held of record by persons who are Chilean Persons cannot be tendered pursuant to the U.S. Offer. Holders of ADSs must use an ADS Letter of Transmittal to tender their ADSs.

     11. LOST, DESTROYED OR STOLEN ADRs. If any ADR(s) representing ADS(s) has been lost, destroyed or stolen, the holder should promptly notify the Receiving Agent by checking the box immediately preceding 'Special Delivery Instructions' and indicate the number of and the class of ADSs represented by the lost, destroyed or stolen ADRs. The holder will then be instructed as to the steps that must be taken in order to replace the ADR(s). This ADS Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed ADRs have been complied with.

     12. BACKUP WITHHOLDING. Under U.S. federal income tax law, payment of cash by the Receiving Agent may be subject to U.S. backup withholding tax at a 31% rate unless the securityholder establishes entitlement to an exemption in the manner described below. In order to avoid such backup withholding, each securityholder delivering ADSs to the Receiving Agent should complete and sign the Substitute Form W-9 included with this ADS Letter of Transmittal and either
(a) provide its taxpayer identification number ('TIN') and certify, under penalties of perjury, that the TIN so provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the 'IRS') that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. In general, if a holder is an individual, the TIN is the individual's Social Security number. If the Receiving Agent or the Purchaser is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS.

     The box in Part 2 of Substitute Form W-9 may be checked if the security holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the securityholder must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid back-up withholding. If the box in Part 2 is checked, the Purchaser (or its paying agent) or a broker or custodian may still withhold 31% of any payments made on account of an exchange pursuant to the U.S. Offer until the holder furnishes the Purchaser or the paying agent, broker or custodian with its TIN. For further information concerning backup withholding and instructions for completing the Substitute Form W-9, consult the enclosed 'Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9'.

     Certain exempt recipients (including, among others, all corporations and non-U.S. individuals) are not subject to these back-up withholding requirements. In order for a non-U.S. holder to qualify as an exempt recipient, that holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to its exempt status. An IRS Form W-8 has been sent with the Supplement and also may be obtained from the Receiving Agent or from the Information Agent.

     Failure to complete the Substitute Form W-9 or IRS Form W-8 will not, by itself, cause the ADSs to be deemed invalidly tendered, but may require the Purchaser, the paying agent, a broker or custodian to withhold tax at the 31% rate. Back-up withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to back-up withholding will be reduced by the amount of such tax withheld. If back-up withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  The Information Agent for the U.S. Offer is:

                        [Innisfree M&A Incorporated Logo]

                               501 Madison Avenue
                            New York, New York 10022
                           Telephone: (212) 750-5833

                                       or

                         Call Toll Free: (888) 750-5834

                   The Dealer Manager for the U.S. Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION

                             Eleven Madison Avenue
                         New York, New York 10010-3629
                                 (800) 881-8320

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYOR. -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

---------------------------------------------------------
                                   Give the
For this type of account:          SOCIAL
                                   SECURITY
                                   number of --
---------------------------------------------------------
1. An individual's account         The individual

2. Two or more individuals (joint  The actual owner of the
   account)                        account or, if combined
                                   funds, the first
                                   individual on the
                                   account(1)

3. Husband and wife (joint         The actual owner of the
   account)                        account or, if joint
                                   funds, either person(1)

4. Custodian account of a minor    The minor(2)
   (Uniform Gift to Minors Act)

5. Adult and minor (joint          The adult or, if the
   account)                        minor is the only
                                   contributor, the
                                   minor(1)

6. Account in the name of          The ward, minor, or
   guardian or committee for a     incompetent person(3)
   designated ward, minor, or
   incompetent person

7.  a. The usual revocable         The grantor- trustee(1)
       savings trust account
       (grantor is also trustee)

   b. So-called trust account      The actual owner(1)
      that is not a legal or
      valid trust under State law

8. Sole proprietorship account     The owner(4)


 -----------------------------------------------------
For this type of account:          Give the EMPLOYER
                                   IDENTIFICATION
                                   number of --
-----------------------------------------------------
9. A valid trust, estate, or       The legal entity (Do not
   pension trust                   furnish the identifying
                                   number of the personal
                                   representative or
                                   trustee unless the legal
                                   entity itself is not
                                   designated in the
                                   account title.)(5)

10. Corporate account              The corporation

11. Religious, charitable, or      The organization
    educational organization
    account

12. Partnership account held in    The partnership
    the name of the business

13. Association, club or other     The organization
    tax-exempt organization
14. A broker or registered         The broker or nominee
    nominee
15. Account with the Department    The public entity
    of Agriculture in the name of
    a public entity (such as a
    state or local government,
    school district, or prison)
    that receives agricultural
    program payments



(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
   A corporation.
   A financial institution.
   An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7).
   The United States or any agency or instrumentality thereof.
   A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
   A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   An international organization or any agency or instrumentality thereof.
   A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
   A real estate investment trust.
   A common trust fund operated by a bank under section 584(a).
   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
   An entity registered at all times under the Investment Company Act of 1940.
   A foreign central bank of issue.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:
   Payments to nonresident aliens subject to withholding under section 1441. Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
   Payments of patronage dividends where the amount renewed is not paid in money.
   Payments made by certain foreign organizations.
   Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
   Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.
   Payments of tax-exempt interest (including exempt-interest dividends under section 852).
   Payments described in section 6049(b)(5) to non-resident aliens.
   Payments on tax-free covenant bonds under section 1451.
   Payments made by certain foreign organizations.
   Payments made to a nominee.

EXEMPT PAYEE DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE 'EXEMPT' ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 604lA(a), 6045 and 6050A.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDER. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.